SUPPLEMENT DATED MAY 1, 2015
to

PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

PROSPECTUS DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT VISTA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective immediately, the names of the following investment options have changed:

Current Name	New Name

Columbia Variable Portfolio - S&P 500 Index Fund	Columbia Variable Portfolio - Large Cap Index Fund

Columbia Variable Portfolio - Mid Cap Value Opportunity Fund	Columbia Variable Portfolio - Mid Cap Value Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Keyport NY 5/2015